OMNIBUS TERMINATION AGREEMENT

THIS OMNIBUS TERMINATION AGREEMENT, dated as of June 23, 2009 (this “Agreement”), is by and among BAYER MATERIALSCIENCE LLC (as successor in interest to BAYER CORPORATION) (“Bayer”); EL DORADO NITROGEN, L.P. (as successor in interest to EL DORADO NITROGEN COMPANY), as Lessee; EL DORADO CHEMICAL COMPANY; WELLS FARGO BANK NORTHWEST, N.A. (as successor in interest to BOATMEN’S TRUST COMPANY OF TEXAS), not in its individual capacity but solely as Owner Trustee and Lessor; BAL INVESTMENT & ADVISORY, INC. (as successor in interest to SECURITY PACIFIC LEASING CORPORATION), as Owner Participant; WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee; and BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Note Purchaser.

WITNESSETH:

WHEREAS, the Lessee, Owner Trustee, Owner Participant, Indenture Trustee, Construction Lenders, Note Purchaser and Construction Loan Agent are parties to that certain Participation Agreement, dated as of June 27, 1997 (the “Participation Agreement”);

WHEREAS, pursuant to the Participation Agreement, the parties hereto and certain other parties entered into the Operative Documents;

WHEREAS, pursuant to the Assignment of Fixed Price Purchase Option, dated as of June 23, 2009, between the Lessee, as assignor, and Bayer, as assignee, the Lessee has assigned its right and obligations relating to the Fixed Price Purchase Option (as defined in the Lease) to Bayer (the “Assignment Agreement”);

WHEREAS, concurrently with the execution of this Agreement and pursuant to Section 22 of the Lease, Bayer is purchasing the Units from Owner Trustee; and

WHEREAS, the parties hereto intend to, among other things, effect Bayer’s exercise of the purchase option of the Units pursuant to Section 22 of the Lease and cause Lessor to convey to Bayer all of its right, title and interest in and to the Units;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1.                                Definitions; Rules of Interpretation.

(a)           Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Participation Agreement.

(b)           The rules of interpretation set forth in Section 1.1 of the Participation Agreement shall apply to this Agreement.

SECTION 2.                                Payments.  This Agreement confirms that no later than 12:00 noon, New York time, on June 23, 2009 (the “Payoff Date”):

(a)           Lessee shall pay or cause to be paid to the Note Purchaser the debt portion of the final installment of Rent in one or more wire transfers of immediately available funds in the aggregate amount of $69,063.83 (the “Debt Payout Amount”);

(b)           Lessee shall pay or cause to be paid to the Owner Participant (as designee of the Lessor) the equity portion of the final installment of Rent in one or more wire transfers of immediately available funds in the aggregate amount of $3,089,524.02; and

(c)           Bayer shall pay or cause to be paid to the Owner Participant (as designee of the Lessor) one or more wire transfers of immediately available funds in the aggregate amount of $17,634,366.00 (the amounts set forth in clauses (b) and (c) of this Section are hereinafter collectively referred to as the “Equity Payout Amount”; the Equity Payment Amount and the Debt Payout Amount are hereinafter collectively referred to as the “Payout Amount”).

SECTION 3.                                Wire Instructions.  Lessee or Bayer, as applicable according to Section 2 above, will transfer or cause to be transferred to:

(a)           the Note Purchaser the Debt Payout Amount by one or more wire transfers of immediately available funds on the Payoff Date, to:

Wachovia Bank N.A.
ABA No. 0260-0509-2
Swift Code BYLAUS3
Account No. 20001 9353 0090
Account Name Bayerische Landesbank
Reference: El Dorado Nitrogen FFPO # 268185; and

(b)           the Owner Participant (as designee of the Lessor) the Equity Payout Amount, by one or more wire transfers of immediately available funds on the Payoff Date, to:

Bank of America
Concord, California
ABA No. 0260-0959-3
Account No. 14995-50439
Account of Bal Investment & Advisory, Inc.
Reference: El Dorado Nitrogen FPPO

SECTION 4.                                Termination and Release.  Upon receipt by the Note Purchaser and the Owner Participant (as designee of the Lessor) of the Debt Payout Amount and the Equity Payout Amount, respectively, and in consideration of payment of the Payout Amount by or on behalf of Lessee, the parties hereto agree to execute and deliver the following documents in the following order:

(a)           Deed, Bill of Sale and Assignment of Units, dated as of the date hereof, by the Owner Trustee;

(b)           Termination of Participation Agreement, dated as of the date hereof, by and among the Lessee, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Note Purchaser;

(c)           Termination of Trust Indenture and Security Agreement, dated as of the date hereof, by and between the Owner Trustee and the Indenture Trustee;

(d)           Termination of Lease Agreement, dated as of the date hereof, by and between the Owner Trustee and the Lessee;

(e)           Termination of Ground Sublease, dated as of the date hereof, by and between the Lessee and the Owner Trustee;

(f)           Termination of Tax Indemnity Agreement, dated as of the date hereof, by and between the Owner Participant and the Lessee;

(g)           Termination of Security Agreement and Collateral Assignment of Facility Documents, dated as of the date hereof, by and between the Lessee and the Owner Trustee;

(h)           Termination of Leasehold Deed of Trust (Indenture), dated as of the date hereof, by the Owner Trustee and the Indenture Trustee;

(i)           Termination of Leasehold Deed of Trust (Construction), dated as of the date hereof, by the Owner Trustee and the Indenture Trustee;

(j)           Termination of Bayer Support Agreement, dated as of the date hereof, by and among Bayer, the Owner Participant, the Note Purchaser, the Lessee, El Dorado Chemical Company, the Indenture Trustee and the Owner Trustee;

(k)           Termination of Bayer Letter, dated as of the date hereof, by and among Bayer, the Owner Participant, the Note Purchaser, the Lessee, El Dorado Chemical Company, the Indenture Trustee and the Owner Trustee; and

(l)           Termination of Amended and Restated Trust Agreement, dated as of the date hereof, by and between the Owner Participant and the Owner Trustee.

SECTION 5.                                Cancellation and Return of Certain Instruments.

(a)           The Indenture Trustee shall, as promptly as practicable after the Payoff Date (and in any event within five business days after the Payoff Date): (i) deliver to Owner Participant the original counterpart of the Lease and each Lease Supplement, in each case containing Indenture Trustee’s receipt therefor, such receipt duly marked by Indenture Trustee, in respect of the Debt Payout Amount, “paid in full” or “cancelled” and (ii) return to Lessor the outstanding Notes marked “paid and cancelled” and provide to Lessee a photocopy of such outstanding Notes so marked; provided that if any of the foregoing items have been lost or destroyed, Indenture Trustee may, in lieu thereof, deliver to Lessor, Lessee and Owner Participant an affidavit certifying as to such loss or destruction together with an indemnity, in a form and substance customary for such circumstances and reasonably acceptable to Lessor, Owner Participant and Lessee.

(b)           Owner Participant shall, as promptly as practicable after receipt of the final installment of the Equity Payout Amount (and in any event within five business days after the Payoff Date), to the extent Indenture Trustee has delivered the following items to Owner Participant or the following items are otherwise in the possession of Owner Participant return to Lessee the original counterpart of the Lease and each Lease Supplement, in each case containing Indenture Trustee’s receipt therefor, such receipt duly marked by Indenture Trustee, in respect of the Debt Payout Amount, “paid in full” or “cancelled” and duly marked by Owner Participant, in respect of the Equity Payout Amount, “paid in full” or “cancelled”.

SECTION 6.                                Representations and Warranties of Bayer.  Bayer represents and warrants to the other parties hereto that:

(a)           Bayer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and legal right to carry on its business as now conducted and to enter into and perform its obligations hereunder and under the Assignment Agreement;

(b)           the Assignment Agreement constitutes the legal, valid and binding obligation of Bayer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’, mortgagees’ or lessors’ rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(c)           the execution, delivery and performance by Bayer of the Assignment Agreement and compliance by Bayer with all of the provisions thereof do not and will not (i) contravene any law or regulation of the United States of America or the State of Delaware governing the powers of Bayer; (ii) contravene any order of any court or Governmental Authority applicable to or binding on Bayer; or (iii) contravene the provisions of, or constitute a default by Bayer under, or result in the creation of any lien under its organizational documents or any indenture, mortgage, contract or other agreement or instrument to which Bayer is a party or by which Bayer or any of its property is bound or affected.

SECTION 7.                                UCC Termination Statements, etc.  Effective upon receipt by Indenture Trustee of the Debt Payout Amount and the Owner Participant of the Equity Payout Amount: (a) each of Lessor and Indenture Trustee authorizes Bayer to prepare and file, without the signature of Lessor or Indenture Trustee, as the case may be, any UCC termination statements with respect to any and all UCC financing statements previously filed by Indenture Trustee, Lessor or Note Purchaser with respect to the obligations of the Lessor and Lessee under the Operative Documents and Bayer shall promptly deliver copies to the Owner Participant of such UCC termination statements in recordable form when such statements are available from the applicable filing offices, and (b) Indenture Trustee and Lessor shall execute and deliver to Bayer, any other termination statements, lien releases, mortgage releases, discharges of security interests and other similar discharge or release documents (in recordable form if applicable) as are reasonably requested by Bayer to effectuate the termination and release of the security interests and liens securing the obligations of Lessee under the Operative Documents.

SECTION 8.                                Governing Law.  THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

SECTION 9.                                Costs; Taxes.

(a)           Lessee shall be liable for all costs and expenses reasonably incurred by Owner Participant, Indenture Trustee, the Note Purchaser and Lessor (including reasonable and documented attorney’s fees and disbursements of each such Person) arising in connection with the transactions contemplated by this Agreement in accordance with Section 22 of the Lease.  To the extent such costs and expenses are set forth in an invoice presented to the Lessee at least two Business Days before the Payoff Date, the Lessee will pay such costs and expenses on the Payoff Date.

(b)           Bayer shall be responsible for, and shall indemnify the Owner Trustee or the Owner Participant, or both (each a “Tax Indemnitee”), in an amount that does not exceed the amount that would be imposed if only one Tax Indemnitee were indemnifiable at the maximum rate against, all Taxes incurred in connection with the exercise of the Fixed Price Purchase Option, including, without limitation, sales, use, transfer or excise taxes (and any interest and penalties in connection therewith), but excluding Taxes that are net income, franchise or gross receipts-type Taxes imposed in lieu of income taxes.

SECTION 10.                                Direction to Owner Trustee.  By its execution hereof, the Owner Participant hereby authorizes and directs the Owner Trustee to execute, deliver and perform this Agreement, each document identified in Section 4 to which the Owner Trustee is a party and any and all other agreements, documents, instruments or notices and to take any and all other action (including the termination of the Trust Agreement) as may be necessary or convenient to effect the transactions contemplated hereby.

SECTION 11.                                Direction to Indenture Trustee.

(a)           By its signature below consenting hereto, the Person identified as the “Noteholder” for the Notes confirms that it is the Note holder for all of the Notes (the “Noteholder”).

(b)           By its execution hereof, the Noteholder hereby authorizes and directs the Indenture Trustee to execute, deliver and perform this Agreement, each document identified in Section 4 to which the Indenture Trustee is a party and any and all other agreements, documents, instruments or notices and to take any and all other action as may be necessary or convenient to effect the transactions contemplated hereby.

SECTION 12.                                Miscellaneous.

This Agreement may be executed in separate counterparts.  Each signed counterpart shall be an original of this Agreement and all signed counterparts taken together shall constitute one and the same Agreement.  Delivery of this Agreement may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof.  Any party delivering an executed counterpart of this Agreement by telecopy or other electronic means also shall deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.  This is the entire agreement between the parties with respect to the subject matter hereof.

[signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the day and year first above written.

BAYER MATERIALSCIENCE LLC

By:____________________________________
Name:__________________________________
Title:___________________________________

EL DORADO NITROGEN, L.P., as Lessee

By:____________________________________
Name:__________________________________
Title:___________________________________

EL DORADO CHEMICAL COMPANY

By:____________________________________
Name:__________________________________
Title:___________________________________

WELLS FARGO BANK NORTHWEST, N.A.,
not in its individual capacity but solely as Owner Trustee

By:____________________________________
Name:__________________________________
Title:___________________________________

BAL INVESTMENT & ADVISORY, INC.,
as Owner Participant

By:____________________________________
Name:__________________________________
Title:___________________________________

WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as Indenture Trustee

By:____________________________________
Name:__________________________________
Title:___________________________________

BAYERISCHE LANDESBANK, NEW YORK BRANCH,
as Note Purchaser and Noteholder

By:____________________________________
Name:__________________________________
Title:___________________________________

By:____________________________________
Name:__________________________________
Title:___________________________________